UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HRPT PROPERTIES TRUST
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2008.

This is the Notice of the 2008 Annual Meeting of Shareholders of HRPT Properties Trust.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of the 2008 Annual Meeting of Shareholders, Proxy Statement, Form of Proxy Card, and Annual Report are available at www.proxyvote.com.

To view this material, have the 12-digit Control# (located on the following page) available.

If you want to receive a paper or e-mail copy of the above listed documents or if you want to receive a paper or email copy of proxy materials relating to future shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below before May 30, 2008 to facilitate timely delivery.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HRPT PROPERTIES TRUST

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

HRPT PROPERTIES TRUST 400 CENTRE STREET NEWTON, MA 02458

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June  11, 2008. Have your notice in hand when you access the web site and follow the instructions.

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Meeting  Location

The Annual Meeting of Shareholders will be held on June 12, 2008 at 9:30 a.m. Eastern Daylight Time to consider the matters set forth on the next page
at:    Sheraton Newton Hotel

320 Washington Street
Newton, MA 02458

Directions to 320 Washington Street, Newton, MA 02458

From Boston Logan International Airport

Exit the airport through Ted Williams Tunnel which becomes Mass Pike West (I-90). Take the Newton/Watertown exit (Exit 17) and go through four lights. The hotel will be on the left.

From the North

Take I-93 South to exit 20, Mass Pike West (I-90). Follow I-90 to Exit 17. Take  the  exit  towards  West  Newton  and  go  through  four  lights.  The hotel will be on the left.

From the West

Take Mass Pike (I-90) east to Exit 17. Stay in the second to left lane and curve over bridge. At the light turn left from the middle lane. Do not get back on the Mass Pike. The hotel will be ahead on the left.

From the South

Take I-93 North to exit 20, Mass Pike West (I-90). Follow I-90 to Exit 17. Take  the  exit  towards  West  Newton  and  go  through  four  lights.  The hotel will be on the left.

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Matters to be Considered at the Annual Meeting

1.                    To elect one Independent Trustee in Group I to our Board.

Nominee:

Frederick N. Zeytoonjian

2.                    To elect one Managing Trustee in Group I to our Board.

Nominee:

Barry M. Portnoy

3.	To consider and vote on a shareholder proposal, if it is properly presented at the meeting, requesting our Board of Trustees to implement a policy regarding the chairperson of the Board.

4.	To consider and vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR TRUSTEE IN ITEMS 1 AND 2 AND “AGAINST” THE SHAREHOLDER PROPOSAL IN ITEM 3.

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